UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington DC 20549

                             _____________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: August 11, 2004

                               REII INCORPORATED
                        (Formerly Bap Acquisition Corp.)

            ________________________________________________________
              Exact name of registrant as specified in its charter



Delaware                        21-16563-B                      51-0373976
________                        __________                      ___________

(State or other Jurisdiction   (Commission                      (IRS Employee
of Incorporation)               File number)                 Identification No.)

                   1051 Fifth Avenue North, Naples, FL 34102
                   __________________________________________
               (Address of Principal Executive Office) (Zip Code)


                                 (239) 261-3396
                           _________________________
                         (registrant's Telephone Number
                              Including Area Code)




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ITEM 1. N/A

Item 2.        Disposition of Assets

On July 30,2004, REII Incorporated (the "Company")disposed of one (1) rental properties owned by the its subsidiary Ricketts Enterprises Of Naples Inc.

        0ne (1) Residential Rental Properties        $  97,500.00
                                                     -----------
                Net Reduction                        $  97,500.00

These Transactions also reduces the Company's Debt by $ 42,500.00


 A description of the properties and related reduction in mortgages are as follows.

         Property                                   Purchase        Note
                                                     Price         Value
         ---------                                  --------     ----------

Property Description and Financing Arrangement

1)     5450 Hardee st. Naples, Florida-
       Three residential rental units                $97,500.00
       Mortgage with Washington Mutual Bank
                                                   ____________
               Totals                                 97,500.00

                       Purchase price                 55,000.00


Signed ss/Garfeld Ricketts                     Signed ss/Una Ricketts
     _____________________                           ________________
     Garfield Ricketts Pres-ceo                     Secretary/Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized

Dated August 11, 2004

REII INCORPORATED

by /s/ Garfield Ricketts                        by /s/ Una M. Ricketts
------------------------                        ----------------------
Garfield Ricketts-President                     Una M. Ricketts Secretary/
                                                        Treasurer























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